SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                              John W. Kellogg, Esq.
                               RaLea, Sluga, Esq.
                  Friedlob Sanderson Paulson & Tourtillott, LLC
                               1775 Sherman Street
                                   21st Floor
                             Denver, Colorado 80203
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
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(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111

--------------------------------------------------------------------------------
                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 29, 2003
--------------------------------------------------------------------------------

                                                               November 25, 2003
To the Stockholders of Equitex, Inc.

         An Annual Meeting of Stockholders of Equitex, Inc., a Delaware corporation, will be held at the Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410, on December 29, 2003 at 10:00 a.m. Eastern Standard Time, to consider and take action on the following matters:

         1. The election of three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

         2. A proposal to ratify the appointment of Gelfond Hochstadt Pangburn, P.C. as the independent auditors of Equitex for the year ending December 31, 2003.

         3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

         Stockholders holding shares of common stock of record at the closing of business on November 21, 2003, will be entitled to receive notice of and vote at the meeting.

         Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in this proxy statement.


                                           By Order of the Board of Directors:


                                           Thomas B. Olson
                                           Secretary

         YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             Your vote is important.

                                  Equitex, Inc.
                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
--------------------------------------------------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                December 29, 2003
--------------------------------------------------------------------------------


To our Stockholders:

         This proxy statement is furnished to stockholders of Equitex, Inc. ("Equitex"), a Delaware corporation in connection with the solicitation of proxies by and on behalf of Equitex's board of directors for use at the Annual Meeting of Stockholders of Equitex to be held on December 29, 2003 at the Palm Beach Gardens Marriott, 4000 RCA Boulevard, Palm Beach Gardens, Florida 33410, at the time and for the purposes set forth in the accompanying notice of annual meeting of stockholders. This proxy statement, the accompanying proxy card and the notice of annual meeting, hereinafter referred to as the proxy materials, will be first sent to stockholders on or about November 25, 2003.

                              AVAILABLE INFORMATION

         Equitex is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information filed with the Securities and Exchange Commission can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Securities and Exchange Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Securities and Exchange Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Securities and Exchange Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by Equitex with the Securities and Exchange Commission which can be accessed over the Internet at http://www.sec.gov.

GENERAL INFORMATION

         As of the close of business on November 21, 2003, the record date for entitlement to notice of a vote at the annual meeting, Equitex had outstanding 30,830,726 shares of common stock, $.02 par value per share. The presence, in person or by proxy, of holders of one-third of the shares of common stock entitled to vote at the annual meeting constitutes a quorum for the transaction of business at the annual meeting.

         Each share of common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting.

         Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. As to any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, said shares will not be counted as voting on a particular matter.

         A stockholder who gives a proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the secretary of Equitex, by filing another proxy with the secretary or by attending the annual meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

         Equitex will bear the cost of the solicitation. In addition to solicitation by mail, Equitex will request banks, brokers and other custodian nominees and fiduciaries to supply proxy materials to the beneficial owners of Equitex's common stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         Set forth below is certain information as of October 31, 2003, with respect to ownership of Equitex's common stock held of record or beneficially by
(i) Equitex's executive officers, (ii) each director of Equitex, (iii) each person who owns beneficially more than five percent of Equitex's outstanding common stock; and (iv) all directors and executive officers as a group:



                                                      Shares of          Shares of
                                    Shares of          Common              Common                          Percentage
                                     Common             Stock              Stock                           of Common
     Name and Address of           Stock Owned       Underlying          Underlying                          Stock
       Beneficial Owner                (1)           Options (1)        Warrants (1)          Total        Owned (6)
------------------------------  -----------------  ---------------   ----------------   --------------    -----------
Henry Fong                            606,375 (3)        1,273,700         49,239          1,929,314            6.3%
President & Director                                           (2)
7315 East Peakview Ave.
Englewood, CO 80111

Russell L. Casement                       146,795      465,900 (4)            759            613,454            2.1%
Director
1355 S. Colorado Blvd.,
Suite 320
Denver, CO   80222

Aaron A. Grunfeld                          32,700      479,500 (5)              0            512,200            1.7%
Director
10390 Santa Monica
Blvd., Fourth Floor
Los Angeles, CA   90025

Thomas Olson                                    0       166,300(6)              0            166,300            0.6%
Secretary
7315 East Peakview
Avenue
Englewood, CO 80111

Daniel L. Bishop (7)                    4,185,554                0        280,000          4,465,554           15.1%
3811 21st Street
Racine, WI 53405

All officers and directors                785,870        2,385,400         49,998          3,221,260           10.2%
as a group (four persons)

1.   The beneficial owners exercise sole voting and investment power.

2. Includes 945,700 shares underlying options granted under the 1999 Stock Option Plan and 328,000 shares underlying options granted under the 2003 Stock Option Plan. 3 . Includes shares owned by a corporation in which Mr. Fong is an officer and director and a partnership in which Mr. Fong is partner.
4. Includes 36,400 shares underlying options granted under our 1993 Stock Option Plan for Non-Employee Directors, 329,500 shares underlying options granted under the 1999 Stock Option Plan and 100,000 shares granted under the 2003 Stock Option Plan.
5. Includes 50,000 shares underlying options granted under our 1993 Stock Option Plan for Non-Employee Directors, 329,500 shares underlying options granted under our 1999 Stock Option Plan and 100,000 shares granted under the 2003 Stock Option Plan.
6. Includes 66,300 shares underlying options granted under our 1999 Stock Option Plan and 100,000 shares granted under the 2003 Stock Option Plan.
7.   Ownership information obtained from Form 13-D filing dated September 23,
     2002.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The following three persons are to be elected as directors of Equitex for a term of one year and until the election and qualification of their successors: Henry Fong, Russell L. Casement and Aaron A Grunfeld. These three directors will constitute the entire board of directors of Equitex. The persons named in the proxy intend to vote for Messrs. Fong, Casement and Grunfeld who have been recommended for election by the board of directors unless a stockholder withholds authority to vote for any or all of the nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

VOTE REQUIRED

         A majority of the votes cast at the meeting by stockholder entitled to vote thereon will be required for election to the board of directors.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS

         HENRY FONG, Age 67

         Mr. Fong has been the president, treasurer and a director of Equitex since its inception. Mr. Fong has been president and a director of Equitex 2000, Inc. since its inception in 2001. Mr. Fong has been President and a Director of Torpedo Sports USA, Inc. since March 2002. Torpedo Sports USA, Inc. is a publicly traded manufacturer and distributor of recreational equipment. From December 2000 to January 2002, Mr. Fong was a director of Popmail.com, Inc., a publicly traded Internet marketing company. From January 1993 to January 20, 1999, Mr. Fong was chairman of the board and chief executive officer of California Pro Sports, Inc., a publicly traded manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."

         THOMAS B. OLSON, Age 37

         Mr. Olson has been secretary of Equitex since January 1988 and has been a director of Chex Services since May 2002. Since March 2002, Mr. Olson has been the secretary of Torpedo Sports USA, Inc., a publicly traded manufacturer and distributor of recreational equipment. Mr. Olson has been Secretary of Equitex 2000, Inc. since its inception in 2001. Since August 2002, Mr. Olson has been the secretary of El Capitan Precious Metals, Inc., a publicly traded company with ownership interest in a mining property. From February 1990 to February 2000, Mr. Olson was a director, and from May 1994 to February 2000 secretary, of Immune Response, Inc. a publicly held investee of Equitex which merged with Opticon Medical, Inc., in February 2000. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

         AARON A. GRUNFELD, Age 56

         Mr. Grunfeld has been a director of Equitex since November 1991. Mr. Grunfeld had been a director of Equitex 2000, Inc. since its inception in 2001. Mr. Grunfeld has been engaged in the practice of law since 1971 and has been of counsel to the firm of Resch Polster Alpert & Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.

         RUSSELL L. CASEMENT, Age 59

         Dr. Casement has been a director of Equitex since February 1989. Dr. Casement has been a director of Equitex 2000, Inc. since its inception in 2001. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

MEETINGS OF THE BOARD OF DIRECTORS

         During the last full fiscal year, Equitex held six meetings of the board of directors and took action through unanimous consent on twenty separate occasions.

AUDIT AND NOMINATING COMMITTEES

         Equitex has appointed an audit committee currently consisting of Dr. Casement as chairman and Mr. Grunfeld. All members of the audit committee are independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. Equitex does not have a nominating committee of the board of directors, or any other committees performing similar functions.

         The audit committee has a written charter, which is filed as Exhibit A to the this Proxy Statement. The audit committee reviews and approves the scope of the annual audit undertaken by Equitex's independent public accountants and meets with them as necessary to review the progress and results of their work as well as any recommendations they may make. The audit committee also reviews the fees of the independent public accountants and recommends to the board of directors the appointment of independent public accountants. In connection with the internal accounting controls of Equitex, the audit committee reviews internal control and reporting systems in conjunction with management and the accountants.

         During the year ended December 31, 2002, the audit committee formally met four times.

REPORT OF AUDIT COMMITTEE

         The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant the independent accountants' independence. The audit committee has reviewed and discussed the financial information for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, as well as the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 with management of Equitex. In accordance with its charter, the audit committee reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management of Equitex. The audit committee recommended to the board of directors that the audited financial statements be included in Equitex's annual report on Form 10-K for the year ended December 31, 2002.

                                                         Russell L. Casement
                                                         Aaron A. Grunfeld

COMPENSATION COMMITTEE

         Equitex has appointed a compensation committee currently consisting of Mr. Grunfeld as chairman and Dr. Casement.

         The compensation committee reviews Equitex's compensation arrangements as necessary and makes recommendations to the board of directors.

         During the year ended December 31, 2002, the compensation committee met once and took action through unanimous written consent on one occasion.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In January 1998, the Compensation Committee of our Board of Directors retained an independent consultant to review the President's compensation. The compensation committee directed the consultant to review both the salary and bonus structure. The independent consultant analyzed the compensation structure and compared it to the compensation structures of companies similar to us. The consultant recommended no change in the President's salary but did recommended an annual bonus plan equaling 1% of our total assets combined with 5% of the increase in the market value of our common stock not held by the President. The bonus was calculated and paid quarterly from January 1 to December 31 of any fiscal year based on a formula provided by the consultant. The Compensation Committee felt this compensation arrangement, tied primarily to the market performance of our common stock while including incentives for increases in assets, was the most equitable method for compensating the President. This provided a quantitative measure on which to reward the President's performance, by directly emphasizing market performance, which correlates directly with the expectations and goals of us and our stockholders.

         This plan was in place until June 30, 2001. At that time, the President approached the Compensation Committee and voluntarily proposed an end to the bonus portion of his compensation in connection with the acquisition of Key Financial Systems and Nova Financial Systems. The Compensation Committee agreed and thereafter for the period frombeginning July 1, 2001 until the Compensation Committee reviews the compensation arrangements for 2003, the President will receive an annual salary of $183,013 and no bonus.

         No changes were made by the Compensation Committee to the President's compensation plan in 2002, however, the Compensation Committee reviewed executive compensation for adjustment in 2003.

                                                         Aaron A. Grunfeld
                                                         Russell L. Casement

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         Henry Fong, our President and the only officer of Equitex whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2002, received an annual salary of $183,013. Beginning July 1, 2001, the only compensation Mr. Fong receives from Equitex is his annual salary, which presently remains $183,013 for the year ended December 31, 2002. Of the compensation expense to Mr. Fong during 2001, $76,255 was expensed during the period from August 6, 2001 to December 31, 2001 following our merger with Key and Nova with the balance paid by Equitex 2000.

         In January 1998, the Compensation Committee of our Board of Directors retained an independent consultant to review the President's compensation. As a result of that review, a new compensation arrangement was instituted based on recommendations made by the independent consultant. In addition to Mr. Fong's annual salary, beginning January 1, 1998 and ended June 30, 2001, Mr. Fong received an annual bonus equaling 1% of our total assets combined with 5% of the increase in the market value of our common stock, excluding shares owned by him, calculated quarterly from January 1 to December 31 of any fiscal year. If there was a negative computation in any given quarter, no bonus was accrued and that negative amount was carried forward to offset the subsequent quarter's bonus during the fiscal year. Negative amounts were not accumulated nor carried into subsequent fiscal years. During the year ended December 31, 2001, this bonus totaled $223,294. Following our acquisition of Nova and Key in August 2001, Mr. Fong, in consultation with the Compensation Committee, agreed to end the bonus plan beginning July 1, 2001 through December 31, 2002. In addition, all accrued bonuses due under the plan became the responsibility of Equitex 2000 following the spin-off in August 2001.

         We have no retirement or pension plan for our President, Mr. Fong. In April 1992, we obtained a life insurance policy with retirement benefits for Mr. Fong, which pays his beneficiary $2,600,000 in the event of Mr. Fong's death or provides for retirement benefits for Mr. Fong upon his retirement, provided he is at least 65, utilizing the cash value of the policy at that time. This benefit was provided to Mr. Fong in consideration of his nineteen years of service to us and in anticipation of his serving until retirement. All liabilities under this plan were transferred to Equitex 2000 in the spin-off transaction that took place effective August 6, 2001. The annual premium on this policy was $105,414 per year for such period as may be necessary to fully fund the policy, and was considered other future compensation to Mr. Fong in previous years.

Summary Compensation Table

         The following table sets forth information regarding compensation paid to the officers of Equitex during the years ended December 31, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE
                                                         Long-Term
                                                        Compensation
                            Annual Compensation            Awards
                       --------------------------------  ---------
Name &                                     Other Annual              All Other
Principal              Salary     Bonus    Compensation   Options   Compensation
Position      Year      ($)        ($)         ($)       & SARs(#)      ($)
--------      ----      ---        ---         ---       ---------      ---

Henry Fong    2002    183,013      -0-         -0-          -0-         -0-
President,
Treasurer     2001     76,255      -0-         -0-          -0-         -0-
Principal               (1)
Executive
Officer and   2000    183,013    161,668       -0-        476,000    165,000(2)
Accounting
Officer

(1) Includes salary paid and accrued during the period from August 6, 2001 to December 31, 2001 following our merger with Key and Nova.

(2) Includes payments and tax liability on the life insurance policy as discussed above in "Compensation of Directors and Executive Officers."


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


  (a)            (b)             (c)             (d)                (e)
                                               Number of
                                              Securities           Value of
                                              Underlying         Unexercised
                                              Unexercised        In-the-Money
                                             Options/SARs        Options/SARs
                 Shares                      at FY-End (#)      at FY-End (#)
              Acquired on        Value       Exercisable/        Exercisable/
Name          Exercise (#)    Realized ($)   Unexercisable      Unexercisable
----          ------------    ------------   -------------      -------------

Henry Fong        -0-             -0-         945,700/-0-          $-0-/-0-


PERFORMANCE GRAPH

                  12/31/97  12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
NASDAQ US          100.00    140.99    261.48    157.77    125.16     86.53
NASDAQ FINANCIAL   100.00     97.15     96.50    104.23    114.52    117.85
EQUITEX            100.00    845.63    984.01    592.00    445.26     50.43


COMPENSATION OF DIRECTORS

         Each independent member of our board of directors, Messrs. Russell L. Casement, Aaron A. Grunfeld and Joseph W. Hovorka, who resigned in the first quarter of 2003, receive $10,000 per year payable monthly and $500 for each board of director's meeting attended either in person or by telephone. For the year ended December 31, 2002, Mr. Grunfeld and Mr. Hovorka each received $15,500, while Dr. Casement received $15,000. Members of our board of directors also receive reimbursement for expenses incurred in attending board meetings.

         On January 5, 1999, our Board of Directors adopted a new stock option plan, the 1999 Stock Option Plan. On January 5, 1999, our two independent directors each received options to purchase 158,700 shares of our common stock at an exercise price of $6.75 per share expiring on January 5, 2004. These options were granted in lieu of the 75,000 options at $3.19 per share authorized on June 2, 1998 under a previous plan, which were canceled. In addition, each director received 86,800 options to purchase 86,800 shares of our common stock at an exercise price of $6.75 per share under the 1999 Plan.

         On April 17, 2000, our Board of Directors granted 84,000 options to purchase our common stock to each of our two independent directors at that time. These options, granted under the 1999 Stock Option Plan, are exercisable at $5.50 per share and expire on April 17, 2005.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         There is no compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with Equitex. There is no plan or arrangement with respect to any such persons, which will result from a change in control of Equitex or a change in the individual's responsibilities following a change in control.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of our voting securities to file reports of their ownership and changes in such ownership with the Securities and Exchange Commission. The Securities and Exchange Commission's regulations also require that such persons provide Equitex with copies of all
Section 16 reports they file. Based solely upon our review of such reports received by us, or written representations from certain persons that they were not required to file any reports under Section 16, we believe that, during 2001, our officers and directors have complied with all Section 16 filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         We currently lease approximately 1,800 square feet of office space in Greenwood Executive Park, 6400 South Quebec, Englewood, Colorado from a partnership in which our President is the sole partner, on terms comparable to the existing market for similar facilities.

         During 2001, our President, and two companies in which he is the sole officer and director, loaned us a total of $88,150 of which $26,525 was repaid prior to year end. During 2002, Mr. Fong and these same companies loaned us an additional $116,050 and in 2003 an additional $53,400 in varying amounts from time-to-time. The remaining principal balance of $421 is due on demand and bears interest at 10% per annum. These loans were due on demand and carried interest rates of 8% and 10% depending on the loan.

         In November 2001, Scott Lucas, a director of Equitex from December 2001 to December 2002 and formerly President of Key, loaned $100,000 to us. This note is due in November 2003 and bears interest at 9% per annum. The total principal and interest balance on this note remains outstanding. In connection with this note, Mr. Lucas also received 10,000 warrants to purchase 10,000 shares of our common stock at $4.00 per share and 10,000 warrants to purchase 10,000 shares of our common stock at $5.00 per share both exercisable until November 2004.


                                   PROPOSAL 2


                       APPOINTMENT OF INDEPENDENT AUDITORS

         Our board of directors has appointed the firm of Gelfond Hochstadt Pangburn, P.C. as independent auditor of Equitex for the year ending December 31, 2003. A representative of Gelfond Hochstadt Pangburn, P.C. is not expected to be present at the meeting.

AUDIT FEES

         Gelfond Hochstadt Pangburn, P.C. served as Equitex's auditors for the year ended December 31, 2002. Fees billed by Gelfond Hochstadt Pangburn, P.C. for audit and review services rendered with respect to the year ended December 31, 2002 were $183,000, which includes out-of-pocket costs incurred in connection with these services.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the year ended December 31, 2002, we paid no fees to Gelfond Hochstadt Pangburn, P.C. for financial information systems design and implementation.

ALL OTHER FEES

         All other fees billed by Gelfond Hochstadt Pangburn, P.C. with respect to the year ended December 31, 2002 were $50,000. These fees were billed for tax services, services related to mergers and acquisitions, services related to due diligence, and services related to Equitex's filings with the Securities and Exchange Commission other than those on Forms 10-K and 10-Q.

         The audit committee of our board of directors has reviewed the fees charged by Gelfond Hochstadt Pangburn, P.C. and determined they are compatible with maintaining auditor independence.

VOTES REQUIRED

         A majority of the votes cast at the meeting by stockholders entitled to vote thereon will be required to ratify the appointment of the independent auditors.

                              FINANCIAL INFORMATION

         A copy of Equitex's annual report on Form 10-K for the year ended December 31, 2002, is being sent to stockholders with this proxy statement.

                                  OTHER MATTERS

         Management of Equitex knows of no other matter which may come before the annual meeting. However, if any additional matters are properly presented at the annual meeting, it is intended that the person named in the enclosed proxy statement, or his substitute, will vote such proxy in accordance with his judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Any stockholder proposing to have any appropriate matter brought before the 2003 Annual Meeting of Stockholders, tentatively scheduled for June 30, 2004, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Thomas B. Olson, Secretary, Equitex, Inc., 7315 East Peakview Avenue, Englewood, Colorado 80111, for receipt no later than March 31, 2004.

                                  EQUITEX, INC.
                                  By Order of the  Board of Directors:

                                  Thomas B. Olson
                                  Secretary

Date: November 25, 2003

                                                                      Exhibit A

                                  EQUITEX, INC.
                             AUDIT COMMITTEE CHARTER
                                    MAY 2000


The audit committee is a committee of the board of directors of the Company. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Company's stockholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

   1. Provide an open avenue of communication between the Company's management, the independent accountant, and the board of directors.

   2.  Review and update the Audit Committee Charter annually.

   3. Recommend to the board of directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountant.

   4. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

   5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

   6. Consider with management and the independent accountant the audit scope and plan of the independent accountant.

   7.  Consider and review with the independent accountant and management:

       a. The adequacy of the Company's internal controls including computerized information system controls and security.

       b. Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

   8. Review with management and the independent accountant at the completion of the annual examination:

       a.  The Company's audited financial statements and related footnotes.

       b. The independent accountant's audit of the financial statements and their report thereon.

       c. Any significant changes required in the independent accountant's audit plan.

       d. Any serious difficulties or disputes with management encountered during the course of the audit, if any.

       e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted accounting standards.

   9.  Consider and review with management:

       a. Significant findings during the year and management's responses thereto.

       b. Any difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information.

       c.  Any changes required in the planned scope of th audit plan.

   10. Review SEC filings and other public documents containing the Company's financial statements and consider whether the information contained in those documents is consistent with the information contained in the financial statements.

   11. Review with management and the independent accountant, if necessary, all interim financial reports prior to filing with the SEC.

   12. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs, and any reports or correspondence received from regulators.

   13. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

   14. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

   15. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

   16. The committee shall meet at least four times pe year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

   17. The committee will perform such other functions as assigned by law, the Company's bylaws or the board of directors.

The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

--------------------------------------------------------------------------------


                                      PROXY

--------------------------------------------------------------------------------



                                  EQUITEX, INC.
                            7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                            Englewood, Colorado 80111

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stock-holder of Equitex, Inc. appoints Henry Fong or Thomas B. Olson as attorneys and proxies to attend and vote all of the shares of the common stock of Equitex standing in the name of the undersigned at the 2003 Annual Meeting of Stockholders on December 29, 2003, at 10:00 a.m. Eastern Standard Time, and at any postponements or adjournments that may take place:

       1. To elect the following three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement and Aaron A. Grunfeld.

            For all nominees:  _____

            Withhold authority to vote for all nominee(s): _____

            Withhold authority to vote for the following nominee(s): ___________

       2. To ratify the appointment of Gelfond Hochstadt Pangburn, P.C. as the independent auditor of the Company for the year ending December 31, 2003.

            For ______                Against ______             Abstain ______

       3. To transact such other business as may properly come before the meeting.

         The shares represented by this proxy card will be voted as specified by you. This proxy will be voted in accordance with the discretion of the proxies on any other business.

         Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this proxy properly signed to exercise your right to vote if you choose not do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:___________________________                Signature(s):_________________


Address, if different from that on label:       ______________________________
                                                Street Address
                                                ______________________________
                                                City, State and Zip Code
                                                ______________________________
                                                Number of shares

Please check if you intend to be present at the meeting:  ______